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                                                                    EXHIBIT 10.1

                     WILSHIRE FINANCIAL SERVICES GROUP INC.

                                  $100,000,000

                          13% Series A Notes due 2004


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                                                                 August 15, 1997


Prudential Securities Incorporated
One New York Plaza
New York, New York 10292-2018

Ladies and Gentlemen:

          Wilshire Financial Services Group Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchaser"), upon the terms set forth in a purchase agreement dated August 12, 1997 (the "Purchase Agreement"), $100,000,000 aggregate principal amount of its 13% Series A Notes due 2004 (the "Notes"). The Notes will be issued pursuant to an indenture dated as of August 15, 1997 (the "Indenture") between the Company and Bankers Trust Company, New York, New York, as trustee (the "Trustee"), substantially in the form previously furnished to you. As an inducement to you to purchase the Notes, the Company agrees with you, for your benefit and the benefit of subsequent holders of the Notes (collectively, together with you, the "Holders"), as follows:

          1.       Exchange Offer.  The Company shall prepare and, within 60
                   --------------
days after the date of original issuance of the Notes (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Exchange Offer") to the Holders of the Notes to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of debt

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securities of the Company identical in all material respects to the Notes (the
"Exchange Notes"), except for the transfer restrictions relating to the Notes. The Company shall use its best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 180 days after the Issue Date. The Company shall commence the Exchange Offer promptly following the declaration of the effectiveness of the Exchange Offer Registration Statement, it being the objective of the Exchange Offer to enable each Holder of the Notes to exchange such Holder's Notes for a like principal amount of Exchange Notes and (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Notes) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and the securities laws of the several states of the United States. In connection with the Exchange Offer, the Company shall take such further action, including, without limitation, appropriate filings under state securities laws, as may be necessary to realize the foregoing objective, subject, however, to the proviso of Section 3(h) below.

          If the Company effects the Exchange Offer, the Company will be entitled to close the Exchange Offer 30 days after the effective date of the related Registration Statement, provided that the Company has accepted all of the Notes theretofore validly tendered in accordance with the terms of the Exchange Offer.

          The Company shall include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution", reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the

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"Exchange Act")) of Exchange Notes received by such broker-dealer in the
Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchaser, represent the prevailing views of the staff of the Commission. Such "Plan of Distribution" section shall also allow the use of the prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

          The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided that such period shall not
                                       --------
exceed 180 days (or such longer period if extended pursuant to Section 3(j) below); provided further, however, that such persons shall not be authorized by
        ----------------  -------
the Company to deliver and shall not deliver any such prospectus after the expiration of such period in connection with the resales contemplated by this paragraph. Any Participating Broker-Dealer shall provide notice to the Company of its status as a Participating Broker-Dealer prior to the expiration of the Exchange Offer.

          If, upon consummation of the Exchange Offer, the Initial Purchaser holds Notes acquired by it as part of its initial distribution, the Company upon the request of the Initial Purchaser shall simultaneously with the delivery of the Exchange Notes pursuant to the Exchange Offer issue and deliver to the Initial Purchaser, in exchange (the "Private Exchange") for the Notes held by the Initial Purchaser, a like principal amount of debt securities of the Company identical in all material respects to the Notes (the "Private Exchange Notes"). The Private

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Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          In connection with the Exchange Offer, the Company shall:

       (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

       (b) keep the Exchange Offer open for not less than 30 days after the date on which the Exchange Offer Registration Agreement was declared effective by the Commission (or longer if required by applicable law);

       (c) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

       (d) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer remains open; and

       (e) otherwise comply in all respects with all laws applicable to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

       (i) accept for exchange all the Notes tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange;

       (ii) deliver to the Trustee for cancellation all the Notes so accepted for exchange; and

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          (iii)  cause the Trustee to authenticate and deliver promptly to each
   Holder of the Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Exchange Notes and the Private Exchange Notes may be issued under
(i) the Indenture or (ii) an indenture substantially similar to the Indenture, which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes and the Notes will vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Note and Private Exchange Note will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

          Each Holder of the Notes participating in the Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understandings with any person to participate in the distribution of the Exchange Notes within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or, if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,
(iv) if such Holder is not a broker-dealer, that it is not engaged in and does not intend to be engaged in the distribution of the Exchange Notes, and (v) if such Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of

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market-making activities or other trading activities and that it will be required to deliver a prospectus in connection with any resale of such Exchange Notes.

          2.       Shelf Registration.  If, (i) because of any change in law or
                   ------------------
in currently prevailing interpretations of the staff of the Commission, the Company is not permitted to effect an Exchange Offer, as contemplated by Section 1 hereof, or (ii) for any reason the Exchange Offer is not completed within 180 days of the Issue Date (the "Completion Deadline"), or (iii) the Initial Purchaser so requests with respect to the Notes or the Private Exchange Notes held by the Initial Purchaser following consummation of the Exchange Offer or
(iv) any Holder is not eligible to participate in the Exchange Offer or, in the case of any Holder that does participate in the Exchange Offer, such Holder does not receive freely tradeable Exchange Notes on the date of the exchange, the Company shall, at its cost, take the following actions:

       (a) as promptly as practicable, and in any event no later than 60 days after such filing obligation arises pursuant to this Section 2, file with the Commission and thereafter use its best efforts to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Notes and/or, if applicable, the Private Exchange Notes by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereafter, the "Shelf Registration"); provided, however,
                                                             --------  -------
   that no Holder shall be entitled to have any Notes held by it covered by any such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

       (b) use its best efforts to keep the Shelf Registration Statement continuously effective in order to

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   permit the prospectus included therein to be lawfully delivered by the
   Holders of the Notes and/or, if applicable, the Private Exchange Notes for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the Issue Date or such shorter period that will terminate when all the Notes and/or, if applicable, the Private Exchange Notes covered by the Shelf Registration Statement shall have been sold pursuant thereto; provided, that the Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of the Notes and/or, if applicable, the Private Exchange Notes covered thereby not being able to offer and sell the Notes and/or, if applicable, the Private Exchange Notes during that period, unless such action is required by applicable law.

       (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement,
   (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          3.   Registration Procedures.  In connection with any Shelf
               -----------------------
Registration contemplated by Section 2 hereof and, to the extent applicable, any Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

       (a) The Company shall furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included

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   therein and shall obtain the consent of the Initial Purchaser to any such filing, which shall not be unreasonably withheld.

       (b) The Company shall give written notice to you, all other Holders of the Notes and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Exchange Offer:

             (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any posteffective amendment thereto has become effective;

             (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information, provided that the request and the contents of the request need only be disclosed to the Initial Purchaser and one counsel appointed by and on behalf of the Holders of the Notes as described in
   Section 4;

             (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

             (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Notes or, if applicable, the Private Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

             (v) of the happening of any event that requires the Company to make changes in the

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   Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

       (c) The Company shall use its best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

       (d) The Company shall furnish to you and each other Holder, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if you or any such Holder so requests in writing, all exhibits (including those, if any, incorporated by reference).

       (e) The Company shall deliver to you and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if you or any such Holder requests, all exhibits (including those incorporated by reference).

       (f) The Company shall deliver to you and each other Holder, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as you and such other Holders may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the securities covered thereby in connection with the offering and sale of those securities.

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          (g) The Company shall deliver to you, to any Participating Broker-
   Dealer and to such other persons required to deliver a prospectus following the Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Exchange Offer in connection with the offering and sale of the Exchange Notes covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

       (h) Prior to any public offering of the Notes or, if applicable, the Private Exchange Notes, pursuant to the Shelf Registration, the Company shall register or qualify or cooperate with the Holders of the Notes and/or, if applicable, the Private Exchange Notes, included therein and their respective counsel in connection with the registration or qualification of the Notes or, if applicable, the Private Exchange Notes, for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder of the Notes or the Private Exchange Notes reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes covered by the Shelf Registration; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

       (i) The Company shall cooperate with the Holders of the Notes or, if applicable, the Private Exchange Notes to facilitate the timely preparation and delivery of certificates representing the Notes and/or, if applicable,

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   the Private Exchange Notes to be sold in the Shelf Registration free of any restrictive legends and in such denominations and registered in such names as you and the Holders may request a reasonable period of time prior to sales of the Notes and/or, if applicable, the Private Exchange Notes pursuant to the Shelf Registration.

       (j) Upon the occurrence of any event contemplated by Section 3(b)(v) above, during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other document that may be required so that, as thereafter delivered to Holders of the Notes, the Exchange Notes and/or, if applicable, the Private Exchange Notes, as the case may be, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies you, the Holders of the Notes and any known Participating Broker-Dealer in accordance with Section 3(b)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then you, the Holders of the Notes and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date of the first availability of such amended or supplemented prospectus pursuant to this Section 3(j); provided,
                                                                     --------
   however, that the minimum time period before the Company shall be entitled to
   -------
   close the Exchange Offer shall be extended only to the extent required by the Commission. Each Holder and any Participating Broker-Dealer agree that, upon receipt of any such notice from the Company, it will not distribute any

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   further copies of the prospectus that are the subject of such notice and will retain such copies in its files.

       (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Exchange Notes and/or the Private Exchange Notes, as the case may be, and provide the trustee with printed certificates therefor, in a form eligible for deposit with The Depository Trust Company.

       (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Exchange Offer or the Shelf Registration and will make generally available to its securities holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of
   Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration, which statement shall cover such 12-month period.

       (m) The Company shall cause the Indenture (or an indenture substantially identical to the Indenture in the case of an Exchange Offer) to be qualified under the Trust Indenture Act of 1939, as amended.

       (n) The Company may require each Holder of the Notes to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Notes as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Notes of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

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          (o) In the case of any Shelf Registration Statement, the Company shall enter into such customary agreements (including if requested an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Notes shall reasonably request in order to facilitate the disposition of the Notes pursuant to any Shelf Registration.

       (p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Notes, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Notes or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders of the Notes or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement; provided that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchaser and all other Holders of the Notes by one counsel designated by the Initial Purchaser.

       (q) In the case of the Exchange Offer, the Company shall (i) make reasonably available for inspection by the Initial Purchaser, any known Participating Broker-Dealer and any attorney, accountant or other agent retained by the Initial Purchaser or such Participating Broker-Dealer all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Initial Purchaser, such Participating Broker-Dealer or any such attorney, accountant or agent in connection with the Exchange Offer Registration Statement; provided that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchaser by the Initial Purchaser and

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   on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4.

       (r) In the case of any Shelf Registration, the Company, if requested by any Holder of the Notes and/or, if applicable, the Private Exchange Notes, shall cause its counsel to deliver an opinion relating to the Notes and/or, if applicable, the Private Exchange Notes in customary form, cause its officers to execute and deliver all customary documents and certificates requested by any underwriters of the Notes or, if applicable, the Private Exchange Notes and cause each of its independent public accountants to provide to the selling Holders of the Notes or, if applicable, the Private Exchange Notes and any underwriter therefor a comfort letter in customary form.

       (s) In the case of the Exchange Offer, if requested by the Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause its outside counsel to deliver to the Initial Purchaser and such Participating Broker-Dealer a signed opinion in the form set forth in Section 5(c) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and shall cause each of its independent public accountants to deliver to the Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in
   Section 5(f) of the Purchase Agreement, with appropriate date changes.

          4.       Registration Expenses.  The Company shall bear all expenses
                   ---------------------
incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses of Weil, Gotshal & Manges LLP, counsel to the Initial Purchaser, incurred in connection with the Exchange Offer) and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Notes and/or, if applicable, the Private Exchange Notes for the reasonable fees and

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disbursements of one firm of counsel designated by the Initial Purchaser to act in connection therewith as counsel for the Holders of the Notes, and/or, if applicable, the Private Exchange Notes, which counsel shall be reasonably satisfactory to the Company.

          5.       Indemnification.
                   ---------------

          (a) The Company agrees to indemnify and hold harmless each Holder of the Notes and/or, if applicable, the Private Exchange Notes and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer or employee of such Holder and each director, officer or employee of each such controlling person (each Holder, such controlling persons and each such director, officer and employee are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Notes or, if applicable, the Private Exchange Notes), to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however,
                                                             --------  -------
that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged

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omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, further, that (A) the Company shall not be obligated to indemnify or hold harmless any Indemnified Party in respect of any loss, claim, damage, liability or action to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in a preliminary Registration Statement or preliminary prospectus if the applicable Holder or Initial Purchaser failed to deliver a copy of a final prospectus or an amended or supplemented Registration Statement or prospectus that was made available by the Company to such Indemnified Party prior to the applicable sale to the person or persons asserting the claim which is the basis of indemnification and such final prospectus or amended or supplemented Registration Statement or prospectus cured such defect and (B) this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company will not settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Indemnified Party or any person who controls such Indemnified Party within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) without the prior written consent of such Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party and each such controlling person from all liability arising out of such claim, action, suit or proceeding. No Indemnified Party will settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought without the prior written consent of the Company (which consent will not be unreasonably withheld). The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution (as described in such Registration Statement), their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Holders of the Notes if requested by such Holders.

          (b) The Company agrees to indemnify and hold harmless the Initial Purchaser, any Participating Broker-Dealer and each person, if any, who controls the Initial Purchaser or such Participating Broker-Dealer within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer or employee of the Initial Purchaser or such Participating Broker-Dealer and each director, officer or employee of each such controlling person (the Initial Purchaser, any Participating Broker-Dealer, such controlling persons and each such director, officer and employee of the Initial Purchaser, such Participating Broker-Dealer or such controlling persons are referred to collectively as the "Exchange Offer Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of Exchange Notes), to which each Exchange Offer Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Exchange Offer Registration Statement or prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Exchange Offer Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Exchange Offer Registration Statement or prospectus contained therein or in any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser or Participating Broker-Dealer specifically for inclusion therein; provided, further, that (A) the Company shall not be
                   --------  -------
obligated to indemnify or hold harmless any Exchange Offer Indemnified Party in respect of any loss, claim, damage, liability or action to the extent that any such loss, claim, damages, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in a preliminary Registration Statement or preliminary prospectus if the applicable Initial Purchaser or Participating Broker-Dealer failed to deliver a copy of a final prospectus or an amended or supplemented Registration Statement or prospectus that was made available by the Company to such Exchange Offer Indemnified Party prior to the applicable sale to the person or persons asserting the claim which is the basis of indemnification and such final prospectus or amended or supplemented Registration Statement or prospectus cured such defect and (B) this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Exchange Offer Indemnified Party. The Company will not settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Exchange Offer Indemnified Party or any person who controls such Exchange Offer Indemnified Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) without the prior written consent of such Exchange Offer Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of such Exchange Offer Indemnified Party and each such controlling person from all liability arising out of such claim, action, suit or proceeding. No Exchange Offer Indemnified Party will settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought without the prior written consent of the Company (which consent will not be unreasonably withheld).

          (c) Each Holder of the Notes and/or, if applicable, the Private Exchange Notes, severally and not jointly, will indemnify and hold harmless the Company, each director, officer or employee of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer or employee of such controlling person from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such director, officer or employee, controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, such indemnified persons for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with the investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any such directors, officers, employees or controlling persons.

          (d) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action
                   --------  -------
include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party and which counsel to the indemnified party believes may present a conflict for the counsel representing the indemnified party and the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 5 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) (other than by reason of exceptions provided in such Section 5), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof), in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes and (ii) the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and each indemnified party agrees that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e). Notwithstanding any other provision of this Section 5(e), the Holders of the Notes or, if applicable, the Private Exchange Notes shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Notes or, if applicable, the Private Exchange Notes pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay in respect of the same or a similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), each director, officer, employee and agent of any indemnified party and each person, if any, who controls such indemnified party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such indemnified party and each director and officer of the Company, and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

          (f) The agreements contained in this Section 5 shall survive the sale of the Notes, the Exchange Notes and/or, if applicable, the Private Exchange Notes pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          6.  Increase in Interest Rate Under Certain Circumstances.
              -----------------------------------------------------

          (a) In the event that either (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th day following the date hereof, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Issue Date, (iii) the Exchange Offer is not consummated within 30 days after the date on which the Exchange Offer Registration Statement was declared effective by the Commission or a Shelf Registration Statement with respect to the Exchange Notes and/or, if applicable, the Private Exchange Notes is not declared effective on or prior to the 180th day following the Issue Date, or (iv) either (A) the Exchange Offer Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of its effective date, the annual interest rate borne by the Notes shall be increased one-quarter of one percent (25 basis points) immediately following the expiration of such 60-day period in the case of clause (i) above, immediately following the expiration of such 180-day period in the case of clause (ii) above, immediately following the expiration of such 30-day or 180-day period in the case of clause (iii) above, as the case may be, or immediately in the case of clause (iv) above, which rate will be increased an additional one-quarter of one percent (25 basis points) for each additional 30-day period that any such additional interest continues to accrue in the case of clauses (i), (ii) and
(iii) above or for each additional 90-day period that any such additional interest continues to accrue in the case of clause (iv) above, provided that the aggregate of all such increases in the interest rate shall in no event exceed one and one-half percent (150 basis points). Upon (w) the filing of the Exchange Offer Registration Statement after the 60-day period described in clause (i) above, (x) the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (ii) above, (y) consummation of the Exchange

Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 30-day or 180-day period described in clause (iii) above, as the case may be, or (z) the effectiveness of the Exchange Offer Registration or the Shelf Registration Statement immediately following an event described in clause
(iv) above, the annual interest rate borne by the Notes from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the interest rate originally borne by the Notes at the Issue Date if the Company is otherwise in compliance with this paragraph; provided, however, that if after
                                                --------  -------
any such reduction a different event specified in clauses (i), (ii) (iii) or
(iv) above occurs, the interest rate will again be increased and thereafter reduced pursuant to the foregoing conditions. If the Company issues a notice that the Shelf Registration Statement is unusable pending the announcement of a material corporate transaction or otherwise pursuant to Section 3(k) hereof, or such a notice is required under applicable securities laws to be issued by the Company, and the aggregate number of days in any consecutive twelve-month period for which all such notices are issued or required to be issued exceeds 30 days in the aggregate, then the annual interest rate borne by the Notes will be increased one-quarter of one percent (25 basis points) immediately following the date that such Shelf Registration Statement ceases to be usable beyond the 30-day period permitted above, and thereafter such interest rate shall be further increased an additional one-quarter of one percent (25 basis points) effective upon the expiration of each 90-day period that such additional interest continues to accrue; provided that the aggregate increase in such annual
                     --------
interest rate may in no event exceed one and one-half percent (150 basis points). Upon the Company declaring that the Shelf Registration Statement is usable after the interest rate has been increased pursuant to the preceding sentence, the interest rate borne by the Notes will be reduced to the original interest rate if the Company is otherwise in compliance with this paragraph; provided, however, that if after any such reduction in interest rate the Shelf
--------  -------
Registration Statement again ceases to be usable beyond the period permitted above, the interest rate will again be increased and thereafter reduced pursuant to the foregoing provisions.

          (b) Additional interest due as a result of any increase in interest rate pursuant to Section 6(a) above will be payable in cash semiannually in arrears on each Interest Payment Date (as defined in the Notes), commencing with the first such Interest Payment Date occurring after any such additional interest commences to accrue. The amount of additional interest so due will be determined by multiplying the additional interest by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period, determined on the basis of a 360-day year comprised of twelve 30-day months, and the denominator of which is 360.

          7.       Miscellaneous.
                   -------------

          (a) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of Holders of a majority in aggregate principal amount of the Notes, determined in accordance with the terms of the Indenture.

          (a) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand delivery, first-class mail, telex, telecopy, or air courier which guarantees overnight delivery:

       (1) if to a Holder of the Notes, in accordance with Section 10.02 of the Indenture, with a copy to the Initial Purchaser as follows:

          Prudential Securities Incorporated
          One New York Plaza
          New York, New York 10292-2018
          Attention: Steven Benfield

with a copy to:

          Weil, Gotshal & Manges LLP
          767 Fifth Avenue

          New York, New York  10153
          Attention:  Stephen H. Cooper, Esq.

          (2) if to the Initial Purchaser, at the addresses specified in Section 7(b)(1);

          (3) if to the Company, at its address as follows:

          Wilshire Financial Services Group Inc.
          1776 SW Madison Street
          Portland, Oregon  97205
          Attention:  Lawrence A. Mendelsohn, President

with a copy to:

          Proskauer Rose LLP
          1585 Broadway
          New York, New York 10036
          Attention:  James M. Waddington, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged by recipient's telecopy operator, if telecopied; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery. All such notices and communications to the Holders shall be deemed to have been duly given if given as provided in Section
10.02 of the Indenture.

          (a) Successors and Assigns.  This Agreement shall be binding upon the
              ----------------------
Company and its successors and assigns.

          (b) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (c) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (d) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

          (e) Severability.  If any one or more of the provisions contained
              ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchaser and the Company in accordance with its terms.

          Very truly yours,

          WILSHIRE FINANCIAL SERVICES
            GROUP INC.

          By:______________________________
             Name:  Lawrence A. Mendelsohn
             Title: President
Confirmed and accepted as of
the date first above written:

PRUDENTIAL SECURITIES INCORPORATED

By:__________________________
   Name:  James C. Woods
   Title: Managing Director